UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 28, 2020

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
4200 Stone Road
Kilgore, Texas 75662
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 28, 2020, Martin Operating Partnership L.P. (the "Company"), a wholly-owned subsidiary of Martin Midstream Partners L.P. (the "Partnership"), entered into agreements with Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, the General Partner of the Partnership (the "General Partner"), Randall L. Tauscher, Executive Vice President and Chief Operating Officer of the General Partner, and Chris H. Booth, Executive Vice President and Chief Legal Officer of the General Partner (each, a "Named Executive Officer"), providing for the payment of a retention bonus in the amount of $100,000 to each of Messrs. Bondurant, Tauscher and Booth. The agreement to pay the foregoing retention bonuses is evidenced by the Company and each Named Executive Officer in separate agreements ("Retention Bonus Agreements"), the form of which will be filed as an exhibit to the Partnership's Form 10-Q for the quarter ended September 30, 2020. In all cases, the Retention Bonus Agreements provide for payment of the retention bonus to each Named Executive Officer, less applicable withholdings, within seven (7) days of the effective date of the Retention Bonus Agreement. All or a portion of the retention bonus is subject to clawback from such effective date through August 27, 2022 (the "Retention Period") by the Company and repayment by the Named Executive Officer if the Named Executive Officer voluntarily (i) terminates his employment with Martin Resource Management Corporation ("MRMC") or (ii) discontinues providing services to the Company during the Retention Period. If termination under either of these circumstances occurs on or before August 27, 2021, then 100% of the retention bonus shall be subject to clawback and repaid by the Named Executive Officer pursuant to a repayment schedule set forth in the Retention Bonus Agreement. If termination occurs on or after August 28, 2021 through August 27, 2022, then 50% of the retention bonus shall be subject to clawback and repaid by the Named Executive Officer within fourteen (14) days of termination. These agreements were approved by both the Compensation Committee of the Board of Directors of the General Partner and by the Board of Directors of the General Partner.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: September 3, 2020	By: /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President, Treasurer, Principal Accounting Officer and Chief Financial Officer